UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

Level 2, 555 Riversdale Road Camberwell, VIC, 3124 Australia
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Additional Issuance Agreement

As of September 13, 2016, Propanc Health Group Corporation, a Delaware corporation (the “Company”), entered into an Additional Issuance Agreement (the “Additional Issuance Agreement”) with Delafield Investments Limited (the “Purchaser”) pursuant to that certain Securities Purchase Agreement entered into by and between the Company and the Purchaser dated as of October 28, 2015 (the “Securities Purchase Agreement”), as amended and modified by an addendum dated March 11, 2016 (the “Addendum”), a letter agreement dated July 1, 2016 (the “July Letter Agreement”) and a letter agreement dated August 3, 2016 (the “August Letter Agreement”) (the Securities Purchase Agreement, the Addendum, the July Letter Agreement and the August Letter Agreement are collectively referred to herein as the “Purchase Agreement”).   Pursuant to the Additional Issuance Agreement, the Purchaser agreed to loan an additional $150,000 in exchange for a 5% Original Issue Discount Senior Secured Convertible Debenture of the Company in the principal amount of $165,000 (the “Additional Issuance Debenture”).

The rights and obligations of the Purchaser and of the Company with respect to the Additional Issuance Debenture and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) issuable under the Additional Issuance Debenture (the “New Underlying Shares”) are identical in all respects to the rights and obligations of the Purchaser and of the Company with respect to the 5% Original Issue Discount Senior Secured Convertible Debenture issued under the Purchase Agreement (the “Initial Debenture”) and the shares of Common Stock issued and issuable under the Initial Debenture, except that the Purchaser will not receive any registration rights with respect to the New Underlying Shares and except as otherwise noted in the governing documents. The key terms of the Securities Purchase Agreement and related transactions were disclosed in the Company’s Current Report on Form 8-K filed on November 3, 2015, the key terms of the Addendum were disclosed in the Company’s Current Report on Form 8-K filed on March 11, 2016, the key terms of the July Letter Agreement were disclosed in the Company’s Current Report on Form 8-K filed on July 5, 2016, and the key terms of the August Letter Agreement were disclosed in the Company’s Current Report on Form 8-K filed on August 3, 2016

The Additional Issuance Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Company also agreed to pay all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by the Purchaser, in connection with the transaction.

Additional Issuance Debenture

The Additional Issuance Debenture has a 10% original issue discount and matures on September 13, 2017. The principal amount of the Additional Issuance Debenture accrues interest at the rate of 5% per annum, payable quarterly in cash (or if certain conditions are met, in stock at the Company’s option) on January 1, April 1, July 1 and October 1. The Additional Issuance Debenture is convertible at any time, in whole or in part, at the Purchaser’s option into shares of Common Stock at a conversion price equal to $0.03 (subject to adjustment) (the “Conversion Price”). If the volume weighted average price of the Common Stock on any trading day is less than the then-current Conversion Price, the Purchaser may convert at a price per share equal to a twenty two and one half percent (22.5%) discount to the lowest trading price of the Common Stock in the ten trading days prior to the date of conversion.

At no time will the Purchaser be entitled to convert any portion of the Additional Issuance Debenture to the extent that after such conversion, the Purchaser (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date (the “Beneficial Ownership Limitation”). The Purchaser, upon notice to the Company, may increase the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation may not exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares upon conversion of the Additional Issuance Debenture.

The Additional Issuance Debenture includes customary event of default provisions and provides for a default interest rate of 18%. Upon the occurrence of an event of default, the Purchaser may convert the Additional Issuance Debenture into shares of Common Stock at a price per share equal to a thirty percent (30%) discount to the average volume weighted average price of the shares for the three trading days prior to conversion.

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Subject to the conditions set forth in the Additional Issuance Debenture, the Company has the right at any time after the earlier of (i) the six month anniversary of the original issuance of the Additional Issuance Debenture or (ii) the date on which the New Underlying Shares are registered pursuant to an effective registration statement, to redeem some or all of the total outstanding amount then remaining under the Additional Issuance Debenture in cash at a price equal to 125% of the total amount of the Additional Issuance Debenture outstanding on the twentieth (20th) trading date following the date the Company delivers notice of such redemption to the Purchaser.

At the sole election of the Purchaser, in lieu of receiving a cash payment for any principal amounts due on the Additional Issuance Debenture, the Purchaser may use all or any portion of any principal amounts owed to the Purchaser to exercise outstanding warrants of the Company held by the Purchaser.

The issuance of the Additional Issuance Debenture to the Purchaser under the Additional Issuance Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act. The Company made this determination based on the representations of the Purchaser that the Purchaser was acquiring the Additional Issuance Debenture for its own account with no intent to distribute the Additional Issuance Debenture. No general solicitation or general advertising was used in connection with the sale of the Additional Issuance Debenture and the Company had a pre-existing relationship with the Purchaser.

Security Agreement

The Company’s obligations under the Additional Issuance Debenture are secured by an unconditional and continuing, first priority security interest in all of the assets and property of the Company until ten days following such time as the equity conditions set forth in the Additional Issuance Debenture are met, pursuant to the terms of the existing Security Agreement (the “Security Agreement”) entered into as of October 28, 2015, by and between the Company and the Purchaser, as described in the Company’s Current Report on Form 8-K filed on November 3, 2015.

The foregoing descriptions of the Additional Issuance Agreement, the Additional Issuance Debenture and the Security Agreement are qualified in their entirety by reference to the provisions of the Additional Issuance Agreement, the Additional Issuance Debenture and the Security Agreement filed, respectively, as Exhibits 10.1 and 4.1 to this Report and Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on November 3, 2015, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	5% Original Issue Discount Senior Secured Convertible Debenture due September 13, 2017
10.1	Additional Issuance Agreement, dated September 13, 2016, between Propanc Health Group Corporation and Delafield Investments Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2016

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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